INVESTMENT ADVISER OF
EMERGING MARKETS PORTFOLIO
Lloyd George Management
   (Hong Kong) Limited
3408 One Exchange Square
Central, Hong Kong

ADMINISTRATOR OF EV MARATHON
EMERGING MARKETS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON
EMERGING MARKETS FUND
24 FEDERAL STREET
BOSTON, MA 02110      M-EMSRC-2/96


[Logo]

EV MARATHON
EMERGING
MARKETS FUND

ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

TO SHAREHOLDERS

EV Marathon Emerging Markets Fund had a total return of 0.9% for the year ended December 31, 1995. That return was the result of a rise in net asset value per share from $9.96 on December 31, 1994 to $10.05 on December 31, 1995. It does not include the effect of the Fund's contingent deferred sales charge incurred by certain redeeming shareholders. By comparison, the Morgan Stanley Capital International Emerging Market Index, a widely recognized, unmanaged index of emerging equity markets throughout the world, had a total return of -9.2% for the same period.

WHILE VOLATILITY WAS THE WATCHWORD FOR INVESTORS IN 1995, CORPORATE PROFITS CONTINUED TO SOAR . . .

This year was a trying period in the emerging markets, as fluctuating markets and shifting political sands handed investors a wild ride. The peso crisis in Latin America, trade tensions in Asia, and political uncertainties in central Europe all added to investors' concerns. However, despite these short-term gyrations, corporate profits in these markets continued to far exceed expectations. Not surprisingly, markets where investors focused solely on strong fundamentals proved to be the most successful. Hong Kong companies, for example, posted strong earnings growth as the local economy entered a cyclical recovery. The Hong Kong market, the Portfolio's largest country weighting, rallied strongly in the second half to post a 20% rise for the year, making it the best-performer among the emerging markets for 1995.

PRIVATIZATION: THE COMMON THREAD AMONG GROWING EMERGING MARKETS . . .

A common thread among all successful emerging markets is privatization of industry. The movement to privatize previously state-run industries in emerging economies has made individuals less reliant on governments for goods and services and more attuned to the marketplace. The result has been a surge in private initiatives, leading to new enterprises and a surge in job creation. According to the World Bank's International Finance Cor, more than 2700 state-owned enterprises in 95 countries were transferred to private ownership in the 5-year period from 1988-1993 alone. Those transfers raised more than $270 billion in revenue, infusing these fledgling economies with the start-up capital so critical to success.

1996 WILL OPEN WIDER OPPORTUNITIES IN THE EMERGING MARKETS . . .

This year will no doubt bring more conversions to the private sector and more openings for investors. Naturally, as we've witnessed in recent years, we can expect frequent changes in these markets, including the risk of currency fluctuations and political shifts. But we believe these markets represent outstanding long-term opportunities. EV Marathon Emerging Markets fund will continue seeking those opportunities in 1996.

Sincerely,

/s/ James B. Hawkes
-----------------------------------
James B Hawkes,
President
February 21, 1996

MANAGEMENT DISCUSSION: ROBERT LLOYD GEORGE

An interview with the Hon. Robert Lloyd George, President of Lloyd George Management, and Investment Adviser to the Emerging Markets Portfolio.

Q: ROBERT, RETURNS FOR THE EMERGING MARKETS WERE RELATIVELY MODEST IN 1995. TO WHAT DO YOU ATTRIBUTE THAT?

A. 1995 proved to be an unusual year for investors in the emerging markets. Despite faster growth rates elsewhere in the world, the U.S. was the top performing market, according to Morgan Stanley Capital International. That was quite unusual, especially given the fact that economic growth rates in many emerging markets continue to far eclipse that of the U.S.

    The scene was set early in the year with the Mexican peso crisis. Due to the so-called "tequila effect," emerging markets throughout South America, Asia, and Europe came under closer scrutiny from investors. Lingering uncertainties caused many of these markets to post a sub-par performance in the early months of the year. While some markets - such as Hong Kong - gathered momentum in the second half of the year, others lagged the U.S. for most of the year.

    As the year ended, however, many investors reassessed the emerging markets in view of their still-strong economic growth rates. Following their relatively weak showing in 1995, many of these markets appear to be well-positioned for 1996.

Q:  WHERE HAVE YOU BEEN FOCUSING THE PORTFOLIO'S INVESTMENTS?

A. From a regional standpoint, East Asia remains the Portfolio's largest weighting, representing around 69% of equity investments. Latin America represents another 21% of the Portfolio, and South Asia, or Greater India, comprises around 10%.

    As I mentioned earlier, Hong Kong was among the best-performing emerging markets in 1995, climbing 20% for the year. Hong Kong has continued to generate strong economic growth on its own, but more importantly, is benefiting increasingly from the surging economy of mainland China. With the Chinese takeover of Hong Kong scheduled for next year, Hong Kong remains an invaluable resource, given its established legal, banking, and business infrastructure. Moreover, Hong Kong has been a major exporter of goods and professional services to China and the China region, and stands to benefit further following the takeover.

Q:  COULD YOU DESCRIBE SOME OF YOUR INVESTMENTS IN THE CHINA REGION?

A. Yes. Hong Kong-based CP Pokphand is a conglomerate with businesses ranging from trading to industrial manufacturing to agriculture. With operations located in Hong Kong, mainland China, Thailand, and Indonesia, the company is well represented in Asia's emerging economies. Pokphand's industrial businesses consist primarily of auto parts and motorcycle manufacturing for the Chinese market. Its agricultural businesses include producing animal feed for the farm sector as well as a poultry operation that is among the largest in the world. Pokphand is clearly well-positioned to help provide food for the surging populations of greater China.

    Also based in Hong Kong, Varitronix is a manufacturer of liquid crystal displays. The company's products are targeted for customized industrial applications, such as automobile clocks and dashboard displays. One of their current key products is a telebetting terminal marketed throughout Malaysia and Australia. Elsewhere in the region, PT Telkom Indonesia is the dominant company in the Indonesian telecom industry. The company is the principal provider of domestic phone services, and owns the main telephone grid from which it derives 90% of its revenues. Upon listing in October 1995, PTTelkom became the largest exchange-listed company in Indonesia.

                               CHILE: A SNAPSHOT*-

              GDP GROWTH: .............  8.0%

              SIZE OF ECONOMY: ........  $56.4 BILLION

              INFLATION RATE:..........  8.2%

              MAIN TRADING PARTNERS;(BY EXPORTS)
                   US.................. 18.0%
                   JAPAN............... 16.3%
                   ARGENTINA...........  7.9%
                   GERMANY.............  4.9%

              FOREIGN RESERVES:........ $14.5 BILLION

            * Information for 1995
              Source: Financial Times

Q: LATIN AMERICA REMAINS THE PORTFOLIO'S SECOND LARGEST REGIONAL WEIGHTING. WHAT DO YOU FIND ESPECIALLY ENCOURAGING ABOUT THE LATIN REGION?

A. Latin America turned in mixed results in 1995, with the Mexican crisis roiling much of the region. The Portfolio's largest Latin weighting was Brazil, which managed to avoid the Mexican fallout. While generating GDP growth in the 5% range, Brazil has maintained its capital flows, continued to enact economic reforms, further privatized industry, and steadily increased its exports.

    The Portfolio also had a small investment in Chile. Chile's economic fundamentals remain strong. GDP grew a robust 8% in 1995, while the inflation rate declined to a 35-year low of 8.2%, according to the Central Bank of Chile. Chile enjoys a strong currency, a trade surplus, and $14 billion foreign currency reserve. While the economy may cool some what from last year's torrid pace, corporate earnings are expected to rise another 20%.

Q:  WHAT KIND OF COMPANIES HAVE YOU BEEN BUYING IN LATIN AMERICA?

A. Compania Brasileira de Distribuicao is Brazil's largest food retailer, with more than 180 food stores ranging from supermarkets and hypermarkets to warehouses. The company also operates a chain of retailers selling home appliances and do-it-yourself-hardware. Over 60% of the company's business is located in Sao Paulo state, Brazil's largest and wealthiest consumer market.

    Another large Latin holding is Compania de Telecomunicaciones de Chile
    (CTC). One of the major hurdles to be overcome in Latin America is an antiquated phone system. The region is greatly in need of modern equipment and an updated line system. CTC is Chile's largest provider of phone services and maintains an established local phone franchise. In 1994, the company was permitted to begin providing long distance services, both domestically and internationally. CTC is now the country's only full-service tele-communications company.

Q:  FINALLY, WHERE HAVE YOU INVESTED IN SOUTH ASIA?

A. In South Asia, India remained the Portfolio's largest country weighting. The India market proved very difficult in 1995, due to political intrigues and currency fluctuations. However, despite the sharp market decline, India-based companies enjoyed average earnings growth in excess of 60%. That demonstrates that the productivity of Indian companies continues to improve, even amid changing political tides. Economic growth and earnings growth of this magnitude cannot go unnoticed for long by investors. Therefore, while there may be more bumps along the road, I remain optimistic about the long-term future of India. The Portfolio's largest investment in Greater India is Tata Engineering & Locomotive, also known as Telco. Telco is India's largest commercial vehicle manufacturer. The company boasts a dominant share of the domestic market, with a 70% share of the medium and heavy commercial vehicle segment and a 50% share of the light vehicle market. Within India's increasingly competitive passenger vehicle market, Telco has announced with Daimler Benz plans to produce Mercedes vehicles for India's luxury market.

The Portfolio's common stock investments by Region
(pie Chart)
East Asia (Greater China)     -    69.5%
Latin America                 -    20.8%
South Asia (Greater India)    -     9.7%

Based on market value as of December 31, 1995.

NOTES FROM THE EMERGING MARKETS:

o CHINA - Hong Kong-based New World Development is building an experimental private housing development in Wuhan, south of Beijing. When completed, the project will house 60,000 families and include medical facilities and retail shops. The homes will cost buyers a modest $9,600.

o BRAZIL - The Brazilian Vehicle Manufacturers Association announced that car sales in that country rose for the fifth consecutive year in 1995. Despite the Mexican crisis that afflicted much of Latin America, domestic auto sales climbed 13%. The Association predicts a further 5% sales rise in 1996.

o CHILE - Chilean trade officials announced in December that Chile will negotiate its own trade agreement with Canada. The country already has its own pact with Mexico. Separately, Chile is working hard to gain entry to NAFTA and to the Mercosur trade groups.

Q:  IN CLOSING, ROBERT, WHAT IS YOUR OUTLOOK FOR THE EMERGING MARKETS?

A. The past year was clearly an anomaly in that the U.S. market outperformed virtually every emerging market in the world. That's especially noteworthy because the emerging markets continued, in most cases, to post growth far exceeding that of the U.S. and other industrialized economies. In addition, the earnings growth of many individual companies in these markets continued to make U.S. profit growth pale by comparison.

    Clearly, there are reasons for optimism in 1996. The questions over the Chinese takeover of Hong Kong are closer to resolution; the recession-plagued economies in Latin America are gradually recovering; and investors show signs of turning from the highly-valued U.S. market for better growth opportunities elsewhere. It is axiomatic in the financial markets that stock prices follow earnings. Naturally, there is no guarantee that past trends will be repeated in the future, and of course, emerging markets are subject to above-average currency fluctuations and political and event risk. But the market will not long ignore the impressive fundamentals of these newly emerging companies. The Portfolio expects to participate in their growth in 1996.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON EMERGING MARKETS FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX

From November 30, 1994, through December 31, 1995

-------------------------------------------
AVG ANNUAL         1             Life of
  RETURN          Year            Fund*
-------------------------------------------
With CDSC        -4.1%            -4.1%
-------------------------------------------
Without CDSC      0.9%             0.5%
-------------------------------------------




-------------------------------------------
date       M. Emg Mkts       Morgan Stanley
--------------------------------------------
11/94+        10,000             10,000
12/94          9,960              9,478
 1/95          9,590              8,440
 2/95          9,660              8,290
 3/95          9,640              8,406
 4/95          9,820              8,578
 5/95         10,440              8,880
 6/95         10,450              8,858
 7/95         10,610              8,993
 8/95         10,480              8,695
 9/95         10,410              8,791
10/95         10,100              8,499
11/95          9,710              8,286
12/95         10,050              8,606

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced on 11/30/94.
+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FUND PERFORMANCE

In accordance with new guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investment in EV
Marathon Emerging Markets Fund, and the unmanaged Morgan Stanley Capital International Emerging Market Index.

TOTAL RETURN FIGURES

The solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs. The second dollar figure for the Fund reflects the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

The dotted line represents the performance of the Morgan Stanley Capital International Emerging Market Index, a broad-based, widely recognized unmanaged index of common stocks traded on emerging markets around the world. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                        EV Marathon Emerging Markets Fund
                              Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                                December 31, 1995
-------------------------------------------------------------------------------

ASSETS:
   Investment in Emerging Markets Portfolio, at value (Note 1A       $1,775,289
      (identified cost, $1,655,561)
   Receivable for Fund shares sold                                       11,260
   Receivable from Administrator                                         27,937
   Deferred organization expenses (Note 1D)                              41,219
                                                                     ----------
      Total assets                                                   $1,855,705

LIABILITIES:
   Payable for Fund shares redeemed              $10,350
   Accrued expenses and other liabilities         44,566
                                                 -------
      Total liabilities                                                  54,916
                                                                     ----------
NET ASSETS for 179,135 shares of beneficial interest outstanding     $1,800,789
                                                                     ----------
SOURCES OF NET ASSETS:
   Paid-in capital                                                    1,743,873
   Accumulated net realized loss on investment transactions
      (computed on the basis of identified cost)                        (62,812)
   Unrealized appreciation of investments from Portfolio
      (computed on the basis of identified cost)                        119,728
                                                                     ----------
         Total                                                       $1,800,789
                                                                     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE 6)
 PER SHARE
   ($1,800,789 / 179,135 shares of beneficial interest outstanding)      $10.05
                                                                         ======



                        See notes to financial statements

                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                          Year Ended December 31, 1995
-------------------------------------------------------------------------------



INVESTMENT INCOME (NOTE 1B):
   Investment income allocated from Portfolio
   (net of foreign taxes, $663)                                        $ 13,074
   Expenses allocated from Portfolio                                    (23,528)
                                                                        -------
      Net investment loss from Portfolio                               $(10,454)

   Expenses -
      Management fee (Note 3)                               $ 2,604
      Custodian fee (Note 3)                                  2,168
      Distribution fees (Note 5)                              7,807
      Transfer and dividend disbursing agent fees             1,663
      Printing and postage                                   13,628
      Legal and accounting services                           6,204
      Registration fees                                      17,134
      Amortization of organization expenses (Note 1D)        10,585
      Miscellaneous                                           4,184
                                                            -------
         Total expenses                                     $65,977
      Deduct allocation of expenses to the Administrator
        (Note 3)                                             27,937
                                                            -------
         Net expenses                                                    38,040
                                                                       --------
            Net investment loss                                        $(48,494)

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
   Net realized loss -
      Investments                                          $(62,812)
      Foreign currency                                       (1,749)
                                                           --------
         Net realized loss                                 $(64,561)
   Change in unrealized appreciation of investments         120,580
                                                           --------
         Net realized and unrealized gain                                56,019
                                                                       --------
            Net increase in net assets from operations                 $  7,525
                                                                       ========


                        See notes to financial statements

                                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                            ---------------------------------------
                                                                                 1995                    1994*
                                                                            -------------             ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
      Net investment loss                                                      $  (48,494)               $    (67)
      Net investment gain (loss) from Portfolio                                   (64,561)                    145
      Change in unrealized appreciation from Portfolio                            120,580                    (852)
                                                                               ----------                --------
         Net increase (decrease) in net assets from operations                 $    7,525                $   (774)
                                                                               ----------                --------

   Transactions in shares of beneficial interest (Note 4) -
      Proceeds from sales of shares                                            $2,355,841                $229,895
      Cost of shares redeemed                                                    (791,708)                   -
                                                                               ----------                --------
         Increase in net assets from capital stock transactions                $1,564,133                $229,895
                                                                               ----------                --------
            Net increase in net assets                                         $1,571,658                $229,121


NET ASSETS:

   At beginning of year                                                           229,131                      10
                                                                               ----------                ---------
   At end of year (including accumulated net investment loss
      of $0 and $67, respectively)                                             $1,800,789                $229,131
                                                                               ==========                ========

* For the period from the start of business, November 30, 1994, to December 31, 1994.

                        See notes to financial statements

                                      FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED DECEMBER 31,
                                                             ---------------------------------
                                                                 1995                   1994*
                                                              ---------              ----------

NET ASSET VALUE, beginning of year                            $   9.960              $  10.000
                                                              ---------              ---------

INCOME (LOSS) FROM OPERATIONS:

   Net investment loss                                        $  (0.268)             $  (0.003)
   Net realized and unrealized gain (loss) on investments         0.358                 (0.037)
                                                              ---------              ---------
      Total income (loss) from operations                     $   0.090              $  (0.040)
                                                              ---------              ----------

NET ASSET VALUE, end of year                                  $  10.050              $   9.960
                                                              =========              =========

TOTAL RETURN (2)                                                  0.90%                 (0.40%)

RATIOS/SUPPLEMENTAL DATA**:
Net assets, end of year (000 omitted)                         $   1,801              $    229
Ratio of net expenses to average daily net assets (1)             6.19%                   0.75%+
Ratio of net investment loss to average daily net assets         (4.64%)                (0.75%)+


** The expenses related to the operation of the Fund reflect an assumption of expenses by the Administrator and Investment Adviser. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share:                                $ (0.566)              $  (0.037)

   RATIOS (As a percentage of average daily net assets):
    Expenses (1)                                                11.35%                    9.14%+
    Net investment loss                                         (9.80%)                 (9.14%)+

(1) Includes the Fund's share of Emerging Market Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
 *  For the period from the start of business, November 30, 1994, to December
    31, 1994.
 +  Annualized.


                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Emerging Markets Fund (the Fund) is a mutual fund seeking long-term capital appreciation through investment in a portfolio of equity securities of companies in countries with emerging markets. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (49.5% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for Federal income or excise tax is necessary. At December 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryover of $5,030, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire on December 31, 2003. Additionally, at December 31, 1995, net capital loss of $56,828, attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's next taxable year.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1995, $48,561 was reclassified from distributions in excess of net investment income and $1,604 was reclassified from accumulated net realized loss to paid-in capital due to permanent differences between book and tax accounting for net operating losses and foreign currency gains and losses Net investment loss, net realized loss and net assets were not affected by these reclassifications.

(3) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1995, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $2,604. To enhance the net income of the Fund, the Administrator was allocated expenses in the amount of $27,937). Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian to the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund maintains with IBT. All significant credits used to reduce the Fund's custodian fees are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser, administrative and custodian fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       YEAR ENDED DECEMBER 31,
                            -----------------------------------------------
                                  1995                        1994*
                            -------------------         -------------------
Sales                            235,674                      23,006
Redemptions                      (79,545)                        -
                                 -------                      ------
   Net increase                  156,129                      23,006
                                 =======                      ======

* For the period from the start of business, November 30, 1994, to December 31, 1994.

(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $7,807 as payable to EVD for the year ended December 31, 1995, representing 0.75% of average daily net assets. At December 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $69,000. In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year, and that payment of these service fees shall commence with the quarter ending March 31, 1996. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Certain officers and Trustees of the Fund are officers or directors of EVD.

(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $7,300of CDSC paid by shareholders for the year ended December 31, 1995.

(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $2,417,603 and $841,586, respectively.

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE SPECIAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1995 and for the period from the start of business November 30, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Marathon Emerging Markets series of Eaton Vance Special Investment Trust at December 31, 1995, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                                     DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
FEBRUARY 9, 1996

                           EMERGING MARKETS PORTFOLIO
                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------
                            COMMON STOCKS - 85.8%
--------------------------------------------------------------------------------
                                                     SHARES             VALUE

BRAZIL - 6.6%
Banco Bradesco S.A. Pfd.                           6,683,067        $   58,445
Banco Bradesco S.A. Rights(1)                        156,263               243
Brasmotor S.A. Pfd.                                  310,000            61,557
Compania Brasileira de Distrib. GDR(1)                 7,800            81,900
Usiminas Siderurg Minas ADR                            4,325            35,141
                                                                    ----------
                                                                    $  237,286
                                                                    ----------
CHILE - 3.8%
Banco Osorno Y La Union                                4,360        $   60,495
Compania de Telecomunicaciones                           900            74,475
                                                                    ----------
                                                                    $  134,970
                                                                    ----------
HONG KONG - 24.5%
Cheung Kong(1)                                        14,000        $   85,280
Citic Pacific Ltd.                                    21,000            72,137
CP Pokphand Co. Ltd.                                 220,000            88,203
First Pacific Co.                                     70,000            77,857
Florens International Group Ltd.                     118,000            74,709
Henderson Land Development                            12,000            72,390
HSBC Holdings PLC                                      4,000            60,526
Hutchison Whampoa                                     23,000           140,102
Li & Fung Ltd.(1)                                     80,000            71,390
QPL International Oldings Ltd.(1)                     50,000            56,258
Varitronix International Ltd.(1)                      43,000            79,803
                                                                    ----------
                                                                    $  878,655
                                                                    ----------
INDIA - 6.9%
Hindalco Industries Ltd.(1)                            2,200        $   74,250
Mahindra & Mahindra GDR(1)                             6,800            86,700
Tata Engineering & Locomotion GDR                      6,720            87,360
                                                                    ----------
                                                                    $  248,310
                                                                    ----------
INDONESIA - 12.1%
PT HM Sampoerna (Foreign)                              8,000        $   83,271
PT Matahari Putra Prima(1)                            40,000            70,413
PT Mulia Industrindo(1)                               32,000            90,269
PT Telecomunikasion(1)                                85,000           111,524
Wicaksana(1)                                          29,500            78,701
                                                                    ----------
                                                                    $  434,178
                                                                    ----------
REPUBLIC OF KOREA - 5.3%
Korea Electric Power ADR                               3,000        $    79,500
Korea Mobile Telecom Corp.(1)                          2,500            111,875
                                                                    ----------
                                                                    $   191,375
                                                                    ----------
MAYLASIA - 5.5%

DCB Holdings Behard                                   30,000        $    87,436
Sistem Televisyen Malaysia BHD(1)                     30,000            108,113
                                                                    -----------
                                                                    $   195,549
                                                                    -----------

                                                        SHARES           VALUE
MEXICO - 5.4%
Pan American Beverages, Inc.                           2,400        $    76,800
Sigma Alimentos S.A.(1)                                8,200             52,216
Telefonos de Mexico ADR                                2,050             65,344
                                                                    -----------
                                                                    $   194,360
                                                                    -----------
PERU - 2.1%
Cerveceria Backus & Johnston                          44,331        $    76,270
                                                                    -----------
PHILIPPINES - 4.1%
Benpres Holdings(1)                                   12,800        $    64,000
Philippine Long Distance Telephone                       700             38,029
Philippine Long Distance Telephone ADR                   800             43,300
                                                                    -----------
                                                                    $   145,329
                                                                    -----------
SRI LANKA - 1.4%
John Keells Holdings GDR                              10,000        $    50,000
                                                                    -----------
THAILAND - 8.1%
Electricity Generating (Foreign)(1)                   17,600        $    60,087
Industrial Finance Corp.                              21,200             72,817
Siam Cement Co. Ltd. (Foreign)                         1,400             77,586
Siam Commercial Bank(1)                                8,300             81,715
                                                                    -----------
                                                                    $   292,205
                                                                    -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $2,803,317)                                       $ 3,078,487

OTHER ASSETS, LESS LIABILITIES - 14.2%                                  508,782
                                                                    -----------
NET ASSETS - 100%                                                   $ 3,587,269
                                                                    ===========

(1) Non-income producing securities


                        See notes to financial statements

                           EMERGING MARKETS PORTFOLIO
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                                December 31, 1995
-------------------------------------------------------------------------------



ASSETS:

 Investment, at value (Note 1A) (identified cost, $2,803,317)        $3,078,487
 Cash                                                                   652,451
 Cash denominated in foreign currencies (cost $100,000)                  99,597
 Dividends and interest receivable                                          894
 Receivable from Administrator                                           61,361
 Deferred organization expenses (Note 1C)                                29,781
                                                                     ----------
       Total assets                                                  $3,922,571

LIABILITIES:

 Payable for investments purchased                    $292,053
 Accrued expenses and other liabilities                 43,249
                                                      --------
          Total liabilities                                             335,302
                                                                     ----------
NET ASSETS applicable to investors' interest in Portfolio            $3,587,269
                                                                     ==========
SOURCES OF NET ASSETS:
 Net proceeds from capital contributions and withdrawals             $3,312,511
 Net unrealized appreciation of investments
    (computed on the basis of identified cost)                          275,170
 Net unrealized depreciation of foreign currencies                         (412)
                                                                     ----------
       Total                                                         $3,587,269
                                                                     ==========

                        See notes to financial statements

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                          Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income (net of foreign withholding tax, $1,466)           $  29,122
   Expenses-
      Investment adviser fee (Note 2)                       $ 17,297
      Administration fee (Note 2)                              5,762
      Compensation of Trustees not members of the

         Investment Adviser's organization (Note 2)           15,000
      Custodian fees (Note 2)                                 52,692
      Legal and accounting services                           17,296
      Amortization of organization expenses (Note 1C)          7,665
      Miscellaneous                                            5,307
                                                            --------
            Total expenses                                  $121,019
                                                            --------
      Deduct -
         Allocation of expenses to the Administrator        $ 61,361
         Reduction of custodian fee (Note 2)                   7,319
                                                            --------
            Total deducted                                    68,680

         Net expenses                                                    52,339
                                                                      ---------
           Net investment loss                                        $ (23,217)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss -

      Investments                                          $(140,905
      Foreign currency                                        (6,543)
                                                           ---------
         Net realized loss                                            $(147,448)
   Change in unrealized appreciation (depreciation) -
      Investments                                          $ 281,832
      Foreign currency                                          (369)
                                                           ---------
         Net unrealized appreciation                                    281,463
                                                                      ---------
            Net realized and unrealized gain on investments           $ 134,015
                                                                      ---------
               Net increase in net assets from operations             $ 110,798
                                                                      =========


                        See notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED DECEMBER 31,
                                                            -----------------------------
                                                                 1995             1994*
                                                            -------------       ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations-
      Net investment loss                                    $  (23,217)        $      -
      Net investment gain (loss) on investments and
         foreign currency transactions                         (147,448)             1,132
      Change in unrealized appreciation                         281,463             (6,705)
                                                             ----------         ----------
         Net increase (decrease) in net assets
          from operations                                    $  110,798         $   (5,573)
                                                             ----------         ----------

   Capital transactions:
      Contributions                                          $3,550,731         $1,107,223
      Withdrawals                                            (1,269,530)            (6,400)
                                                             ----------         ----------
         Increase in net assets from capital transactions    $2,281,201         $1,100,823
                                                             ----------         ----------
            Total increase in net assets                     $2,391,999         $1,095,250

NET ASSETS:
   At beginning of year                                       1,195,270            100,020
                                                             ----------         ----------
   At end of year                                            $3,587,269         $1,195,270
                                                             ==========         ==========

* For the period from the start of business, November 30, 1994, to December 31, 1994.

                        See notes to financial statements

                               SUPPLEMENTARY DATA

                                                    YEAR ENDED DECEMBER 31,
                                                    -----------------------
                                                       1995          1994*
                                                       ----          -----
RATIOS (to average daily net assets):
   Net expenses                                       2.58%          0.00%
   Net investment income                             (1.00%)         0.00%

PORTFOLIO TURNOVER                                      98%             0%
  Net assets, end of period (000's omitted)          $3,587         $1,195

The operating expenses of the Portfolio reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios would have been as follows:

  Expenses                                            5.24%            2.21%+
  Net investment income                              (3.98%)         (2.21%)+

+ Annualized
* For the period from the start of business, November 30, 1994, to December 31, 1994.

                        See notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Emerging Markets Portfolio (Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees

B. Federal Taxes - The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C. Deferred Organization Expenses - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. Forward Foreign Currency Exchange Contracts The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter parties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

(2) INVESTMENT ADVISER FEE AND OTHER
TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Lloyd George Management (Bermuda)Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1995 the adviser fee was 0.75% (annualized) of average net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1995, the administration fee was 0.25% (annualized) of average net assets. To enhance the net income of the Portfolio, the administrator was allocated expenses in the amount of $61,361. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custody fees are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.
-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $4,402,678 and $1,886,014, respectively.
-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in the value of the investments owned at December 31, 1995, as computed on a Federal income tax basis, are as follows:

Aggregate cost                                   $  2,803,317
                                                 ============
Gross unrealized appreciation                    $    358,918
Gross unrealized depreciation                         (83,748)
                                                 ------------
   Net unrealized appreciation                   $    275,170
                                                 ============
-------------------------------------------------------------------------------
(5) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.
-------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EMERGING MARKETS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year ended December 31, 1995 and for the period from the start of business November 30, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Emerging Markets Portfolio at December 31, 1995, and the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 1996


                                 INVESTMENT MANAGEMENT

EV MARATHON EMERGING OFFICERS                     TRUSTEES
MARKETS FUND         JAMES B. HAWKES              M. DOZIER GARDNER
24 Federal Street    President, Trustee           President, Eaton Vance Management
Boston, MA 02110
                     CLIFFORD H. KRAUSS           DONALD R. DWIGHT
                     Vice President               President, Dwight Partners, Inc.
                                                  Chairman, Newspapers of
                     JAMES L. O'CONNOR            New England, Inc.
                     Treasurer
                                                  SAMUEL L. HAYES, III
                     THOMAS OTIS                  Jacob H. Schiff Professor of
                     Secretary                    Investment Banking, Harvard
                                                  University Graduate School of
                                                  Business Administration

                                                  NORTON H. REAMER
                                                  President and Director,
                                                  United Asset Management Corporation

                                                  JOHN L. THORNDIKE
                                                  Director, Fiduciary Company
                                                  Incorporated

                                                  JACK L. TREYNOR
                                                  Investment Adviser and
                                                  Consultant

-------------------------------------------------------------------------------

EMERGING MARKETS     OFFICERS                     TRUSTEES
PORTFOLIO            HON. ROBERT LLOYD GEORGE     HON. ROBERT LLOYD GEORGE
24 Federal Street    President                    Chairman and Chief Executive,
Boston, MA 02110                                  Lloyd George Management
                     JAMES B. HAWKES
                     Vice President, Trustee      SAMUEL L. HAYES, III
                                                  Jacob H. Schiff Professor of
                     SCOBIE DICKINSON WARD        Investment Banking, Harvard
                     Vice President, Assistant    University Graduate School of
                     Secretary and Assistant      Business Administration
                     Treasurer
                                                  STUART HAMILTON LECKIE
                     WILLIAM WALTER RALEIGH KERR  Managing Director and Actuary,
                     Vice President, Secretary    Wyatt Company, Hong Kong
                     and Assistant Treasurer
                                                  HON. EDWARD K.Y. CHEN
                     JAMES L. O'CONNOR            Professor and Director, Center
                     Vice President and Treasurer for Asian Studies, University
                                                  of Hong Kong
                     THOMAS OTIS
                     Vice President and
                     Assistant Secretary